UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

December 31, 2008

Dear Fellow Shareholders,

There is no other way to put it, 2008 was a horrendous year for investors, and specifically a horrendous last six months for investors.  As you may recall from our mid- year report, the CAMCO Investors Fund was up 3.1% through June 30.  Unfortunately, the second half of 2008 saw a huge collapse of equity prices as the global credit crisis reached a panicked crescendo.  For the year ending December 31, 2008, the Fund was down -35.89%.  This performance was ahead of the S&P 500, down -37.00% and just behind the Domini Social 400 Index, down -34.94%.  In our category, out of  515 mid-cap blend funds, the Fund finished in the 28th percentile, outperforming 72% of all other mid-cap blend funds for 2008, according to Morningstar.  Unfortunately, you don’t get many “attaboys” when you have relative out performance in a down market, as shareholders reflect, and understandably, on absolute performance.  Fund performance was hurt by equities across all market sectors and company size.  Financial and real estate stocks such were especially weak as Highwood Properties, Ashford Hospitality Trust and Meritage Homes hurt Fund performance.  On the positive side, gains were taken in Chesapeake Energy, Compass Minerals and Petrohawk Energy as commodity related stocks saw strong relative out performance thorough the summer.

The returns for stocks in 2008 reflected a bear market which saw the S+P 500 fall approximately 52% from the 2007 high to 2008 lows made in late November.  This 52% drop, marked the greatest bear market for stocks since the Great Depression.  Other asset classes were also impacted as real estate values continued their own bear market, and for much of the fall, obtaining fair market bond pricing was difficult to say the least.  The bottom line is that heading into 2009, the average investor has been battered in his 401K (now a 201K?), his home equity and his confidence of remaining employed.  In addition, the new President and the new Congress have failed to provide any lift in either investment performance or investor confidence.  Headlines from newspapers and talking heads on TV fed this pessimism with a near myopic focus on how bad things (job layoffs, house foreclosures, Madoff scandal, etc) are today.  In fact, the headline of the Washington Post on October 10th stated “The Death of Capitalism” implying that the huge monetary and fiscal stimulus done and planned by the Federal Government will somehow turn the United States into a nation more resembling Sweden.

In the midst of this seemingly unprecedented collapse of our economy is their ANY reason for hope?  Is it possible to still be “bullish on America” as the old Merrill Lynch commercial went?  (Say, didn’t Merrill just get swallowed up by Bank of America as it lay on its deathbed?)  Well, we say Yes and Yes!!  The most important thing we can do for our shareholders is to provide some much needed perspective.

First, let us be clear, that although the market has fallen more than at any time since the Depression, we believe the state of our economy today is in no way comparable to the 1930’s.  For example, the unemployment rate at the end of the year was 7.2%, predicted by the Federal Reserve to rise to nearly 9% in 2009.  However, the peak unemployment rate during the Depression was 25.6% roughly three times what is predicted for this recession.  How often have you heard that today’s rate is even way below the peak rate of 10.8% during the 1981-82 recession?  “Worst economy since the 1980’s!” just doesn’t sell the doom and gloom to the same degree, does it? In addition, although we saw a few spectacular bank failures, we only saw a couple of dozen banks fail in 2008 compared to the average of over 900 banks per year in the 1930’s.  Finally, the average real GDP per capita in 2008 is about nine times what it was in 1932.  In other words, the average American today is about nine times as wealthy as his great-grandparents were. We don’t think the bread lines will be forming anytime soon.

Second, even though we have seen a major panic, experiencing a bear market is not unusual.  Since 1929, we have had twelve previous bear markets (as measured by a 20% or more drop in the S+P 500) working out to a major bear roughly every 6.7 years.  This means that much like a resident of California may be surprised at any given time he is experiencing an earthquake, it is not unusual for California to have periodic earthquakes!  More importantly, every one of those twelve major bear markets made a bottom and ushered in a new bull market, averaging 57 months in length and 164% in total return.  But what if this economy takes a longer time to recover? Won’t that mean this bull market rebound will be stunted?  Well, our crystal ball broke many years ago, but even in the Depression, a clearly more catastrophic economic collapse than our current situation, we experienced a bull market from June 1932 to March 1937 with total returns of 324%!  The big question is, “have we hit bottom?”  Of course, the only honest answer is we don’t know.  What we do know is that it is hard to see positives when everyone else is so negative.  It is not always fun to be a contrarian, but that is what we are.  We believe the panic of today is every bit the reverse of the “irrational exuberance” of the internet/tech stock boom of 2000.  We believe that a clear headed analysis of basic economic fundamentals and the intrinsic net worth of portfolio companies leads us to conclude that today’s market prices have been overdone on the downside.  Eventually the negative sentiment of today will give way to increasing optimism. Given the magnitude of this sell-off, it is realistic to think that next bull market could start with a swift move to the upside.   Unfortunately, if the average investor waits until that optimism is apparent, history tells us that much of the bull market gains will have already been made.  That is because stocks historically have been a leading, rather than lagging indicator of economic activity.  Don’t let the pessimists tell you “this bear market is different” and “stocks will never recover in your lifetime”.

Finally, what is the best course of action to take?  Remember that economic and market circumstances can change rapidly. We saw a great example last year, with the rapid fall of gasoline prices from $4.00 a gallon in the summer to $1.65 a gallon by the end of the year. We believe that investors with long-term time horizons should examine their exposure to stocks to insure you will participate in the next bull market.  We encourage you to add to the Fund where appropriate and take advantage of today’s panic.  We believe you will be well rewarded for it.  As always, we are here to speak with you about your particular situation.

Thanks again for your trust in us and we look forward to continuing to serve the investment needs of you and your family.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

February 2009

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2008

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING DECEMBER 31, 2008

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Domini 400 Social Index (“DS400”) is a market-cap-weighted stock index of 400 publicly traded American companies that have met certain standards of social and environmental excellence.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

              DECEMBER 31, 2008 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	December 31, 2008

Shares		Value

COMMON STOCKS - 86.02%

Bituminous Coal & Lignite Surface Mining - 1.87%
7,000	Natural Resource Partners LP	$122,150

Commercial Services & Supplies - 2.42%
6,000	Paychex Inc.	157,680

Communications Equipment - 3.50%
3,100	L-3 Communications Holdings, Inc.	228,718

Construction Materials - 2.12%
7,500	Eagle Materials, Inc.	138,075

Consumer Finance - 0.19%
1,000	Broadridge Financial Solutions, Inc.	12,540

Containers & Packaging - 1.83%
8,000	Sealed Air Corp.	119,520

Electrical Equipment - 5.83%
5,442	Dominion Resources, Inc.	195,041
11,450	Tyco Electronics Ltd. (Bermuda)	185,605
		380,646
Electronic Equipment & Instruments - 0.81%
25	Flextronics International Ltd. (Singapore) *	64
2,450	Tyco Laboratories Ltd. (Bermuda)	52,920
		52,984
Food & Staples Retailing - 2.11%
6,000	Sysco Corp.	137,640

Health Care Equipment & Supllies - 10.25%
4,450	Covidien Ltd. (Bermuda)	161,268
7,200	Medtronic, Inc.	226,224
3,500	Stryker Corp.	139,825
3,500	Zimmer Holding, Inc. *	141,470
		668,787
Insurance - 5.83%
6,000	American Financial Group, Inc.	137,280
14,500	Montpelier Re Holdings Ltd. (Bermuda)	243,455
		380,735
Machinery - 2.54%
7,000	Graco, Inc.	166,110

Metals & Mining - 5.89%
4,000	Alcoa, Inc.	45,040
5,200	Compass Minerals International, Inc.	305,032
1,400	Freeport Mcmoran Copper & Gold, Inc.	34,216
		384,288
Oil, Gas Consumable Fuels - 12.72%
8,000	Chesapeake Energy Corp.	129,360
4,500	Cimarex Energy Co.	120,510
2,000	Exxon Mobile	159,660
5,500	Helix Energy Solutions Group, Inc. *	39,820
4,325	Kinder Morgan Energy Partners, LP	197,869
7,500	National Oilwell Varco, Inc. *	183,300
		830,519
Pharmaceuticals - 1.97%
13,000	Mylan, Inc.	128,570

Road & Rail - 3.44%
4,000	CSX Corp.	129,880
6,000	Trinity Industries, Inc.	94,560
		224,440
Semiconductors & Semiconductor Equipment - 3.15%
49,000	Silicon Image, Inc. *	205,800

Services-Business Services - 0.67%
1,477	Lender Processing Services	43,497

Services-Engineering - 2.70%
4,500	VSE Corp.	176,535

Services-Management Consulting Services - 2.03%
6,000	Corporate Executive Board Co.	132,360

Software - 3.13%
5,200	Automatic Data Processing, Inc.	204,568

Specialty Retail - 5.47%
9,500	American Eagle Outfitters, Inc.	88,920
12,450	Lowe's Companies, Inc.	267,924
		356,844
Transportation Infrastructure - 3.22%
8,000	Euroseas Ltd. (Greece)	34,400
9,600	Tsakos Energy Navigation Ltd. (Greece)	175,872
		210,272
Wholesale-Motor Vehicle Supplies & New Parts - 2.32%
4,000	Genuine Parts Co.	151,440

TOTAL FOR COMMON STOCKS (Cost $7,388,962) - 86.02%		5,614,718

REAL ESTATE INVESTMENT TRUSTS - 3.56%
30,000	Ashford Hospitality Trust, Inc.	34,500
4,000	Equity One, Inc.	70,800
26,500	Jer Investors Trust, Inc.	24,645
2,600	Saul Centers, Inc.	102,700

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $768,743) - 3.56%		232,645

SHORT TERM INVESTMENTS - 10.06%
656,318	US Bank Repurchase Agreement, 0.01%, dated 7/1/2008, due 1/1/2009
	repurchase price $656,318, collateralized by U.S. Treasury Bonds	656,318

TOTAL INVESTMENTS (Cost $8,814,023) - 99.64%		6,503,681

OTHER ASSETS LESS LIABILITIES - 0.36%		23,458

NET ASSETS - 100.00%		$ 6,527,139

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments in Securities, at Value (Cost $8,814,023)	$ 6,503,681
Receivables:
Dividends and Interest	34,778
Total Assets	6,538,459
Liabilities:
Due to Custodian	115
Accrued Management Fees	11,205
Total Liabilities	11,320
Net Assets	$ 6,527,139

Net Assets Consist of:
Paid In Capital	$ 10,057,881
Accumulated Undistributed Realized Loss on Investments	(1,220,400)
Unrealized Depreciation in Value of Investments	(2,310,342)
Net Assets, for 882,738 Shares Outstanding	$ 6,527,139

Net Asset Value Per Share	$ 7.39

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the year ended December 31, 2008

Investment Income:
Dividends (a)	$ 203,846
Interest	16,653
Total Investment Income	220,499

Expenses:
Advisory Fees (Note 3)	186,855
Total Expenses	186,855

Net Investment Income	33,644

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(1,116,205)
Capital Gain Distributions from Portfolio Companies	10,555
Net Change in Unrealized Depreciation on Investments	(2,573,374)
Realized and Unrealized Loss on Investments	(3,679,024)

Net Decrease in Net Assets Resulting from Operations	$(3,645,380)

(a) Dividend income is net of $19,718 of return of capital distributions received from portfolio companies and $896 of foreign tax withheld.

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2008	12/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 33,644	$ 31,294
Net Realized Gain (Loss) on Investments	(1,116,205)	78,922
Capital Gain Distributions from Portfolio Companies	10,555	12,864
Unrealized Appreciation (Depreciation) on Investments	(2,573,374)	(1,326,402)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,645,380)	(1,203,322)

Distributions to Shareholders:
Net Investment Income	(36,695)	(20,552)
Return of Capital	(3,519)	-
Realized Gains	(57,584)	(7,691)
Total Distributions Paid to Shareholders	(97,798)	(28,243)

Capital Share Transactions (Note 4)	5,557	1,131,879

Total Increase (Decrease) in Net Assets	(3,737,621)	(99,686)

Net Assets:
Beginning of Year	10,264,760	10,364,446

End of Year (Including Undistributed Net Investment Income of $-0-
and $10,742, respecitvely)	$ 6,527,139	$ 10,264,760

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Net Asset Value, at Beginning of Year	$ 11.71	$ 13.02	$ 11.45	$ 11.69	$ 9.86

Income From Investment Operations:
Net Investment Income *	0.04	0.04	0.01	0.02	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.25)	(1.32)	1.61	(0.19)	1.81
Total from Investment Operations	(4.21)	(1.28)	1.62	(0.17)	1.84

Distributions:
Net Investment Income	(0.06)	(0.02)	(0.01)	(0.02)	(0.01)
Return of Capital	-	-	(0.04)	(0.05)	-
Realized Gains	(0.05)	(0.01)	-	-	-
Total from Distributions	(0.11)	(0.03)	(0.05)	(0.07)	(0.01)

Net Asset Value, at End of Year	$ 7.39	$ 11.71	$ 13.02	$ 11.45	$ 11.69

Total Return **	(35.89)%	(9.82)%	14.22%	(1.46)%	18.66%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,527	$ 10,265	$ 10,364	$ 7,459	$ 5,626
Ratio of Expenses to Average Net Assets	1.98%	2.25%	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.28%	0.10%	0.02%	0.27%
Portfolio Turnover	21.42%	35.88%	16.27%	62.82%	5.57%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                         $6,503,681                          $         -

Level 2 – Significant Other Observable Inputs                       -                                     -

Level 3 – Significant Unobservable Inputs                             -                                     -

Total                                                                       $6,503,681                          $         -

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

FAS 148-The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007. FASB Interpretation No. 48 requires the that tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted they reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the year ended December 31, 2008, the Adviser earned a fee of $186,855 from the Fund. At December 31, 2008 the Fund owed the Adviser $11,205.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at December 31, 2008 was $10,057,881 representing 882,738 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Transactions in capital stock were as follows:

	Year Ending 12/31/2008		Year Ending 12/31/2007
	Shares	Amount	Shares	Amount
Shares sold	68,250	$710,411	148,430	$1,979,837
Shares issued in reinvestment of dividends	13,452	95,513	2,339	27,620
Shares redeemed	(75,675)	(800,367)	(69,949)	(875,578)
Net increase	6,027	$5,557	80,820	$1,131,879

Note 5. Investment Transactions

For the year ending December 31, 2008, purchases and sales of investment securities other than short-term investments aggregated $1,839,256 and $1,991,928, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2008 was $8,814,023, including short term investments..

At December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Depreciation
$379,522	($2,689,864)	($2,310,342)

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Realized Loss	(65,746)
Unrealized depreciation	$(2,310,342)

The Fund has elected to push its post-October 2008 losses to next fiscal year.

The tax character of distributions paid during the year ended December 31, 2008, and year ended December 31, 2007 was as follows.

	2008	2007
Ordinary Income	$36,695	$20,552
Return of Capital	3,519	0
Capital Gain	57,584	7,691
	$97,798	$28,243

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2008, Pershing LLC held for the benefit of others, in aggregate, owned approximately 77% of the Fund’s shares and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2008 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 26, 2009

Camco Investors Fund
Expense Illustration
December 31, 2008 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which typically consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2008	December 31, 2008	July 1,2008 to December 31,2008

Actual	$1,000.00	$621.96	$8.05
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.14	$10.00

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

Non-Interested Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 76	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 63	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc.(1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 72	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company)(2000 – present)	1	None

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Dennis M. Connor[1],[2] Age: 52	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus[1] Age:68	Treasurer and Chief Compliance Officer	N/A	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz[1] Age: 50	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Approval of Management Agreement

The next order of business was the renewal of the management agreement between the Trust and Cornerstone Asset Management, Inc. (the “Adviser”).  The Board discussed the specific factors trustees should consider in evaluating an investment advisory contract, which include, but are not limited to, the following:  the investment performance of the fund and the investment adviser; the nature, extent and quality of the services provides by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the investment performance of the Fund, the Trustees reviewed information regarding the Fund’s performance compared to the Fund’s benchmark and to a group of funds with similar socially responsible investment strategies (the “Peer Group”).  It was the consensus of the Board that the Fund’s performance was consistent with the economic climate, and the Board indicated that, overall, it was satisfied with the Fund’s performance.

As to the Adviser’s business and qualifications of personnel, the Trustees examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  The President of the Adviser discussed with the Trustees a recent unaudited balance sheet for the Adviser.  He then informed the Board that there had been no significant changes in the Adviser’s personnel, corporate structure, ownership or principal activities.  The President of the Adviser also described the services to be provided to the Fund and noted that there would be no changes to those services.  The Trustees also noted that the Adviser had recently gone through an SEC audit and, while the audit was not complete, the SEC had noted no major deficiencies in the Adviser’s or the Fund’s operations; however, the SEC would send a final written report within 120 days following the audit.  Based on the information presented to the Board and their discussions with the portfolio managers, the Trustees concluded that the Adviser continues to provide high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the portfolio manager to the Fund reviewed the expenses of the Peer Group.  The Board indicated satisfaction with the expense ratio of the Fund as well as with the economies achieved by the Adviser in executing transactions.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the Peer Group.

The Trustees next reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  The Trustees noted that neither the Adviser nor the officers of the Fund receive additional compensation from the affiliated broker that executes trades on behalf of the Fund.  Following discussion, the Trustees concluded that the Adviser was not excessively profitable.

As to economies of scale, the Trustees concluded that economies of scale will be realized as the Fund’s assets grow but were not relevant at this time.  Consequently, the Trustees determined that management fee levels would not be adjusted at this time, but that the Board would consider adjustments in the future.  The Trustees also noted that the Fund’s expense ratio would lower as the assets of the Fund increased.  As a result of their considerations, the Board of Trustees, including a majority of those who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously approved renewal of the Management Agreement between the Fund and the Adviser.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management, Inc.

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 12,000

FY 2007

$ 12,000

(b)

Audit-Related Fees

Registrant     Adviser

FY 2008

$ 0

$ 0

FY 2007

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2008

$ 1,600

$ 0

FY 2007

$ 1,500

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2008

$ 0

$ 0

FY 2007

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 1,600

FY 2007

$ 1,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 22, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 17, 2009

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 17, 2009